UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2012

Commission File Number of issuing entity:

333-159791-06

SEQUOIA MORTGAGE TRUST 2012-2

(Exact name of issuing entity)

Commission File Number of depositor:

333-159791-01

SEQUOIA RESIDENTIAL FUNDING, INC.

(Exact name of depositor as specified in its charter)

RWT HOLDINGS, INC. (Sponsor)

(Exact name of sponsor/seller as specified in its charter)

DELAWARE	None
(State or other jurisdiction	(I.R.S. employer
of incorporation)	identification no.)

One Belvedere Place, Suite 330, Mill Valley, CA	94941
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (415) 389-7373

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On March 29, 2012, Sequoia Residential Funding, Inc. (the “Depositor”) will cause the issuance and sale of the Sequoia Mortgage Trust 2012-2 Mortgage Pass-Through Certificates, Series 2012-2, Class A-1, Class A-2, Class A-3, Class A-IO, Class B-1, Class B-2 and Class B-3 Certificates (the “Certificates”), in the approximate aggregate principal amount of $322,851,000, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2012, by and among the Depositor, U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), and Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”). Certain Certificates were sold by the Depositor to Barclays Capital Inc., as underwriter, pursuant to the Underwriting Agreement dated March 27, 2012. The mortgage loans were sold to Redwood Residential Acquisition Corporation (the “Seller”) and/or are being serviced pursuant to (i) a Flow Mortgage Loan Sale and Servicing Agreement (the “FRB Sale and Servicing Agreement”), dated as of July 1, 2010, between the Seller and First Republic Bank (“FRB”), (ii) a Flow Mortgage Loan Sale and Servicing Agreement (the “FRB Barclays Sale and Servicing Agreement”), dated as of March 16, 2012, between Barclays Bank PLC and FRB, (iii) a Mortgage Loan Flow Purchase, Sale and Servicing Agreement (the “PHH Sale and Servicing Agreement”), dated as of July 21, 2010, between the Seller and PHH Mortgage Corporation (“PHH”), (iv) a Flow Mortgage Loan Servicing Agreement (the “Cenlar Servicing Agreement” and, together with the FRB Sale and Servicing Agreement, the FRB Barclays Sale and Servicing Agreement and the PHH Sale and Servicing Agreement, the “Servicing Agreements”), dated as of November 3, 2011, between the Seller and Cenlar FSB (“Cenlar”), (v) a Flow Mortgage Loan Purchase and Sale Agreement (the “Cole Taylor Purchase Agreement”), dated as of August 1, 2011, between the Seller and Cole Taylor Bank (“Cole Taylor”), (vi) a Flow Mortgage Loan Purchase and Sale Agreement (the “PrimeLending Purchase Agreement”), dated as of January 30, 2011, between the Seller and PrimeLending, a PlainsCapital Company (“PrimeLending”), (vii) a Flow Mortgage Loan Purchase and Sale Agreement (the “Sterling Purchase Agreement”), dated as of March 1, 2011, between the Seller and Sterling Savings Bank (“Sterling”), (viii) a Flow Mortgage Loan Purchase and Sale Agreement (the “Guardhill Purchase Agreement”), dated as of October 1, 2011, between the Seller and Guardhill Financial Corporation (“Guardhill), (ix) a Flow Mortgage Loan Purchase and Sale Agreement (the “Wintrust Purchase Agreement”), dated as of June 1, 2011, between the Seller and Wintrust Mortgage, a division of Barrington Bank and Trust (“Wintrust”), (x) a Flow Mortgage Loan Purchase and Sale Agreement (the “Flagstar Purchase Agreement”), dated as of May 23, 2011, between the Seller and Flagstar Capital Markets Corporation (“Flagstar”), (xi) a Flow Mortgage Loan Purchase and Sale Agreement (the “Shore Purchase Agreement”), dated as of December 1, 2011, between the Seller and Shore Financial Services, Inc. (“Shore”), (xii) a Flow Mortgage Loan Purchase and Sale Agreement (the “Benchmark Purchase Agreement”), dated as of September 1, 2011, between the Seller and Benchmark Bank (“Benchmark”), (xiii) a Flow Mortgage Loan Purchase and Sale Agreement (the “BOCM Purchase Agreement”), dated as of August 1, 2011, between the Seller and Simonich Corporation, dba Bank of Commerce Mortgage (“BOCM”), (xiv) a Flow Mortgage Loan Purchase and Sale Agreement (the “APMC Purchase Agreement”), dated as of October 1, 2011, between the Seller and American Pacific Mortgage Corporation (“APMC”) and (xv) a Flow Mortgage Loan Purchase and Sale Agreement (the “FAMC Purchase Agreement” and, together with the Cole Taylor Purchase Agreement, the PrimeLending Purchase Agreement, the Sterling Purchase Agreement, the Guardhill Purchase Agreement, the Wintrust Purchase Agreement, the Flagstar Purchase Agreement, the Shore Purchase Agreement, the Benchmark Purchase Agreement, the BOCM Purchase Agreement and the APMC Purchase Agreement, the “Purchase Agreements”), dated as of August 1, 2011, between the Seller and Franklin American Mortgage Company (“FAMC”). In connection with the offering of the Certificates, the Seller and the Depositor will enter into a Mortgage Loan Purchase and Sale Agreement, pursuant to which the Seller will convey to the Depositor all of its interest in the mortgage loans. The Seller will assign its rights under each Servicing Agreement and each Purchase Agreement with respect to the related mortgage loans to the Depositor, and the Depositor will assign such rights to the Trustee for the benefit of the holders of the Certificates, in each case pursuant to an Assignment, Assumption and Recognition Agreement or an Assignment of Representations and Warranties, as applicable, dated as of March 29, 2012, among the Seller, the Depositor, the Trustee and the respective Servicer or Originator. Wells Fargo Bank, N.A. will maintain custody of the mortgage files relating to the mortgage loans on behalf of Sequoia Mortgage Trust 2012-2, pursuant to a Custodial Agreement, dated as of March 1, 2012, among Wells Fargo Bank, N.A., as custodian, the Depositor, the Master Servicer, the Seller and the Trustee.

Item 9.01		Financial Statements and Exhibits.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Not applicable.

	(d)	Exhibits: The following final versions or final executed version of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Exhibit

Number

10.1 Pooling and Servicing Agreement, dated as of March 1, 2012, by and among Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee and Wells Fargo Bank, N.A., as master servicer and securities administrator.

10.2 Final executed Underwriting Agreement, dated March 27, 2012, among Redwood Trust, Inc., Redwood Residential Acquisition Corporation, Sequoia Residential Funding, Inc. and Barclays Capital Inc.

10.3 Final executed Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2010, between Redwood Residential Acquisition Corporation, as purchaser, and First Republic Bank, as seller and servicer.

10.4 Final executed Flow Mortgage Loan Sale and Servicing Agreement, dated as of March 16, 2012, between Barclays Bank PLC, as purchaser, and First Republic Bank, as seller and servicer.

10.5 Assignment, Assumption and Recognition Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and First Republic Bank, as servicer.

10.6 Final executed Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of July 21, 2010, between Redwood Residential Acquisition Corporation, as purchaser, and PHH Mortgage Corporation, as seller and servicer.

10.7 Assignment, Assumption and Recognition Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and PHH Mortgage Corporation, as servicer.

10.8 Final executed Flow Mortgage Loan Servicing Agreement, dated as of November 3, 2011, by and between Redwood Residential Acquisition Corporation, as initial purchaser Cenlar FSB, as servicer.

10.9 Assignment, Assumption and Recognition Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Cenlar FSB, as servicer.

10.10 Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Cole Taylor Bank, as seller.

10.11 Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Cole Taylor Bank, as seller.

10.12 Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2011, between Redwood Residential Acquisition Corporation, as purchaser and PrimeLending, a PlainsCapital Company, as seller.

10.13 Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and PrimeLending, a PlainsCapital Company, as seller.

10.14 Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Sterling Savings Bank, as seller.

10.15 Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Sterling Savings Bank, as seller.

10.16 Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Guardhill Financial Corporation, as seller.

10.17 Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Guardhill Financial Corporation, as seller.

10.18 Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Wintrust Mortgage, a division of Barrington Bank and Trust, as seller.

10.19 Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Wintrust Mortgage, a division of Barrington Bank and Trust, as seller.

10.20 Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 23, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Flagstar Capital Markets Corporation, as seller.

10.21 Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Flagstar Capital Markets Corporation, as seller.

10.22 Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Shore Financial Services, Inc., as seller.

10.23 Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Shore Financial Services, Inc., as seller.

10.24 Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Simonich Corporation, dba Bank of Commerce Mortgage, as seller.

10.25 Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Simonich Corporation, dba Bank of Commerce Mortgage, as seller.

10.26 Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between Redwood Residential Acquisition Corporation and American Pacific Mortgage Corporation, as seller.

10.27 Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and American Pacific Mortgage Corporation, as seller.

10.28 Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between Redwood Residential Acquisition Corporation and Franklin American Mortgage Company, as seller.

10.29 Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Franklin American Mortgage Company, as seller.

10.30 Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of September 1, 2011, between Redwood Residential Acquisition Corporation and Benchmark Bank, as seller.

10.31 Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Benchmark Bank, as seller.

10.32 Mortgage Loan Purchase and Sale Agreement, dated as of March 29, 2012, between Redwood Residential Acquisition Corporation, as seller, and Sequoia Residential Funding, Inc., as depositor.

10.33 Custodial Agreement, dated as of March 1, 2012, among Wells Fargo Bank, N.A., as custodian and master servicer, Redwood Residential Acquisition Corporation, as seller, Sequoia Residential Funding, Inc., as depositor, and U.S. Bank National Association, as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEQUOIA RESIDENTIAL FUNDING, INC.

By:	/s/ John Isbrandtsen
Name: John Isbrandtsen Title: Authorized Officer

Dated: March 29, 2012

Exhibit 10.1

Pooling and Servicing Agreement, dated as of March 1, 2012, by and among Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee and Wells Fargo Bank, N.A., as master servicer and securities administrator.

Exhibit 10.2

Final executed Underwriting Agreement, dated March 27, 2012, among Redwood Trust, Inc., Redwood Residential Acquisition Corporation, Sequoia Residential Funding, Inc. and Barclays Capital Inc.

Exhibit 10.3

Final executed Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2010, between Redwood Residential Acquisition Corporation, as purchaser, and First Republic Bank, as seller and servicer.

Exhibit 10.4

Final executed Flow Mortgage Loan Sale and Servicing Agreement, dated as of March 16, 2012, between Barclays Bank PLC, as purchaser, and First Republic Bank, as seller and servicer.

Exhibit 10.5

Assignment, Assumption and Recognition Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and First Republic Bank, as servicer.

Exhibit 10.6

Final executed Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of July 21, 2010, between Redwood Residential Acquisition Corporation, as purchaser, and PHH Mortgage Corporation, as seller and servicer.

Exhibit 10.7

Assignment, Assumption and Recognition Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and PHH Mortgage Corporation, as servicer.

Exhibit 10.8

Final executed Flow Mortgage Loan Servicing Agreement, dated as of November 3, 2011, by and between Redwood Residential Acquisition Corporation, as initial purchaser Cenlar FSB, as servicer.

Exhibit 10.9

Assignment, Assumption and Recognition Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Cenlar FSB, as servicer.

Exhibit 10.10

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Cole Taylor Bank, as seller.

Exhibit 10.11

Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Cole Taylor Bank, as seller.

Exhibit 10.12

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2011, between Redwood Residential Acquisition Corporation, as purchaser and PrimeLending, a PlainsCapital Company, as seller.

Exhibit 10.13

Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and PrimeLending, a PlainsCapital Company, as seller.

Exhibit 10.14

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Sterling Savings Bank, as seller.

Exhibit 10.15

Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Sterling Savings Bank, as seller.

Exhibit 10.16

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Guardhill Financial Corporation, as seller.

Exhibit 10.17

Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Guardhill Financial Corporation, as seller.

Exhibit 10.18

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Wintrust Mortgage, a division of Barrington Bank and Trust, as seller.

Exhibit 10.19

Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Wintrust Mortgage, a division of Barrington Bank and Trust, as seller.

Exhibit 10.20

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 23, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Flagstar Capital Markets Corporation, as seller.

Exhibit 10.21

Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Flagstar Capital Markets Corporation, as seller.

Exhibit 10.22

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Shore Financial Services, Inc., as seller.

Exhibit 10.23

Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Shore Financial Services, Inc., as seller.

Exhibit 10.24

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Simonich Corporation, dba Bank of Commerce Mortgage, as seller.

Exhibit 10.25

Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Simonich Corporation, dba Bank of Commerce Mortgage, as seller.

Exhibit 10.26

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2011, between Redwood Residential Acquisition Corporation and American Pacific Mortgage Corporation, as seller.

Exhibit 10.27

Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and American Pacific Mortgage Corporation, as seller.

Exhibit 10.28

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between Redwood Residential Acquisition Corporation and Franklin American Mortgage Company, as seller.

Exhibit 10.29

Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Franklin American Mortgage Company, as seller.

Exhibit 10.30

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of September 1, 2011, between Redwood Residential Acquisition Corporation and Benchmark Bank, as seller.

Exhibit 10.31

Assignment of Representations and Warranties Agreement, dated as of March 29, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Benchmark Bank, as seller.

Exhibit 10.32

Mortgage Loan Purchase and Sale Agreement, dated as of March 29, 2012, between Redwood Residential Acquisition Corporation, as seller, and Sequoia Residential Funding, Inc., as depositor.

Exhibit 10.33

Custodial Agreement, dated as of March 1, 2012, among Wells Fargo Bank, N.A., as custodian and master servicer, Redwood Residential Acquisition Corporation, as seller, Sequoia Residential Funding, Inc., as depositor, and U.S. Bank National Association, as trustee.